SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                   ...................................


                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


                            November 1, 2006

            Date of report (Date of earliest event reported)

                   ...................................


                         EXCEL TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-19306               11-2780242
(State or Other Juris-       (Commission File No.)    (IRS Employer
diction of Incorporation)                           Identification No.)


                41 Research Way, East Setauket, NY 11733
      (Address of principal executive offices, including zip code)

                             (631) 784-6175
          (Registrant's telephone number, including area code)

                   ..................................



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On November 1, 2006, Excel Technology, Inc. (the Company") gave written notice to Coherent, Inc. of the termination of the Agreement and Plan of Merger, dated February 21, 2006, between the Company, Coherent, Inc. and Coherent Merger Corporation, a wholly owned subsidiary of Coherent, Inc. (the "Agreement"). The Agreement provides that either the Company or Coherent could give notice of termination thereof in the event a material foreign anti-trust approval reasonably determined by Coherent to be required prior to the Merger is not obtained and the merger is not consummated by October 31, 2006. The notice was precipitated by the German Federal Cartel Office ("FCO") filing objections to the merger and the merger not having been consummated by October 31, 2006. The stockholders of the Company had approved the transaction on April 14, 2006, and U.S. anti-trust approval was received from the Department of Justice on May 23, 2006. The extensive period of time between such approval and the filing of objections by the FCO has caused disruption in the business and operations of the Company which the Company's Board of Directors determined would be detrimental to the Company and its stockholders if it continued without the assurance that the transaction would close.


ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits

            99.1  Press Release of Excel Technology, Inc. issued
                  November 1, 2006.

                              Signatures:
                              ...........

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 1, 2006


                       EXCEL TECHNOLOGY, INC.


                       By:  /s/ Antoine Dominic
                            .....................................
                            Antoine Dominic
                            President and Chief Executive Officer
                            (Principal Executive Officer)


FOR IMMEDIATE RELEASE                    EXHIBIT 99.1 TO FORM 8-K


                                    Contact:  Alice Varisano, CFO
                                              631-784-6175


             EXCEL TECHNOLOGY, INC. ANNOUNCES TERMINATION OF
                 MERGER AGREEMENT WITH COHERENT, INC.

EAST SETAUKET, N.Y. November 1, 2006 - Excel Technology, Inc. (Nasdaq:
XLTC) announced today that it has terminated the Merger Agreement with Coherent, Inc. (Nasdaq: COHR), pursuant to which Coherent was to acquire Excel Technology, as a consequence of the prohibition order received by Coherent from the German Federal Cartel Office and the failure to consummate the merger by the October 31, 2006 date provided in the Merger Agreement for the consummation of the Merger.

Antoine Dominic, Chief Executive Officer of Excel Technology, stated, "The management and employees have been exceptional during last several months under difficult conditions. They have maintained their commitment, focus and professionalism in continuing to build Excel as evidenced by our achievements during this period. We believe that the Company has a strong foundation and look forward to continuing its growth pattern."

Excel and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial/commercial and scientific applications.





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